SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement"), dated as of November 1, 1999, is made between NORTH AMERICAN VACCINE, INC., a Canadian corporation ("Debtor") and [*], a Delaware corporation ("Secured Party").

         Debtor and Secured Party hereby agree as follows:

         SECTION 1  DEFINITIONS; INTERPRETATION.

         (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Reimbursement Agreement.

         (b) As used in this Agreement, the following terms shall have the following meanings:

         "BANK" means Bank of America, N.A.

         "LOAN AGREEMENT" means the loan agreement dated November 1, 1999, between Bank and Debtor, pursuant to which Bank has agreed to make certain revolving loans to Debtor.

         "COLLATERAL" has the meaning set forth in Section 2.

         "DOCUMENTS" means the Reimbursement Agreement and all other documents, agreements and instruments delivered to Secured Party in connection therewith or with the Obligations.

         "EVENT OF DEFAULT" has the meaning set forth in Section 8.

         "LIEN" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

         "REIMBURSEMENT AGREEMENT" means that certain Reimbursement Agreement dated November 1, 1999 made by Debtor in favor of Secured Party, as amended, modified, renewed, extended or replaced from time to time.

         "OBLIGATIONS" means the indebtedness, liabilities and other obligations of Debtor to Secured Party under or in connection with this Agreement and the other Documents, including, without limitation, all amounts owing under the Reimbursement Agreement and all fees and all other amounts payable by Debtor to Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

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*  Confidential treatment requested.

         "PERMITTED LIEN" means (i) any Lien in favor of Secured Party; (ii) any Lien that is subordinate to the Lien on the Collateral created by this Agreement; (iii) any Lien in favor of Bank of America, N.A. under that certain credit agreement dated as of November 1, 1999; (iv) any Liens existing as of the date hereof and disclosed in writing to Secured Party.

         "PERSON" means an individual, corporation, partnership, joint venture, trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; PROVIDED, HOWEVER, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         (c) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

         (d) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

         SECTION 2  SECURITY INTEREST.

         (a) As security for the payment and performance of the Obligations, Debtor hereby pledges, assigns, transfers, hypothecates and sets over to Secured Party, and hereby grants to Secured Party a security interest in, all of Debtor's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"):

         (i) all accounts, accounts receivable, contract rights, rights to payment, chattel paper, letters of credit, documents, securities, money and instruments, and investment property, whether held directly or through a securities intermediary, and other obligations of any kind owed to Debtor, however evidenced;

         (ii) all deposits and deposit accounts with any bank, savings and loan association, credit union or like organization, and all funds and amounts therein, and whether or not held in trust, or in custody or safekeeping, or otherwise restricted or designated for a particular purpose;

         (iii) all inventory, including, without limitation, all materials, raw materials, parts, components, work in progress, finished goods, merchandise, supplies, and all other goods which are held for sale, lease or other disposition or furnished under contracts of service or consumed in Debtor's

                                       2.

business, including, without limitation, those held for display or demonstration or out on lease or consignment;

         (iv) all equipment, including, without limitation, all machinery, furniture, furnishings, fixtures, trade fixtures, tools, parts and supplies, automobiles, trucks, tractors and other vehicles, appliances, computer and other electronic data processing equipment and other office equipment, computer programs and related data processing software, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing; excluding, however, the equipment collateral identified in the agreements referred to in Schedule 4(c)(ii) of the Loan Agreement;

         (v) all general intangibles and other personal property of Debtor, including, without limitation, (A) all tax and other refunds, rebates or credits of every kind and nature to which Debtor is now or hereafter may become entitled; (B) all intellectual property and all rights therein of any type or description, including, without limitation, all inventions and discoveries, patents and patent applications, copyrights and applications for copyright (together with the underlying works of authorship) whether or not registered, together with any renewals and extensions thereof, trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential and proprietary information, customer lists, other license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs, and the entire goodwill of or associated with the businesses now or hereafter conducted by Debtor connected with and symbolized by any of the aforementioned properties and assets, and all licenses relating to any of the foregoing, all reissuance, continuations and continuations-in-part of the foregoing, all other rights derived from or associated with the foregoing, including the right to sue and recover for past infringement, and all income and royalties with respect thereto; (C) all good will, choses in action and causes of action; (D) all interests in limited and general partnerships and limited liability companies; and (E) all indemnity agreements, guaranties, insurance policies, insurance claims, and other contractual, equitable and legal rights of whatever kind or nature;

         (vi) all books, records and other written, electronic or other documentation in whatever form maintained by or for Debtor in connection with the ownership of the assets described in this Section 2 or the conduct of its business or evidencing or containing information relating to the Collateral; and

         (vii) all products and proceeds, including insurance proceeds, of any and all of the foregoing.

         (b) Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been

                                       3.

executed, (ii) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

         (c) Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, (1) that certain U.S. Patent No. 5,425,946 which is covered by a security interest in favor of Bankers Trust Company as evidenced by the filing in the U.S. Patent and Trademark Office (the "Excluded Patent Collateral"), and (2) any general intangibles of Debtor (whether owned or held as licensee or lessee, or otherwise), to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; PROVIDED, HOWEVER, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any general intangible which is an account receivable or a proceed of, or otherwise related to the enforcement or collection of, any account receivable, or goods which are the subject of any account receivable, (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral."

         (d) This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with
Section 19 hereof.

         SECTION 3 FINANCING STATEMENTS, ETC. Debtor shall execute and deliver to Secured Party concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form reasonably satisfactory to Secured Party, and take all other action, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement.

         SECTION 4  REPRESENTATIONS  AND  WARRANTIES.   Debtor  represents  and
warrants to Secured Party that:


                                       4.

         (a) Debtor is a corporation duly organized, validly existing and in good standing under the law of the jurisdiction of its incorporation and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

         (b) The execution, delivery and performance by Debtor of this Agreement have been duly authorized by all necessary corporate action of Debtor, and this Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except in each case as such enforceability may be limited by bankruptcy, insolvency reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

         (c) Except as otherwise disclosed in writing by Debtor to Secured Party, no authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other Person, is required for the due execution, delivery or performance by Debtor of this Agreement.

         (d) Debtor's chief executive office and principal place of business is located at the address set forth in SCHEDULE 1; all other locations where Debtor conducts business or Collateral is kept are set forth in SCHEDULE 1.

         (e) Except as otherwise disclosed in writing by Debtor to Secured Party, Debtor is the sole and complete owner of the Collateral, free from any Lien other than Permitted Liens.

         (f) Other than the Excluded Patent, Collateral; all of Debtor's U.S. and foreign patents and patent applications, copyrights (whether or not registered), applications for copyright, trademarks, service marks and trade names (whether registered or unregistered), and applications for registration of such trademarks, service marks and trade names, are set forth in SCHEDULE 2.

         SECTION 5 COVENANTS.  So  long   as  any   of  the  Obligations  remain
unsatisfied, Debtor agrees that:

         (a) Debtor shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or Secured Party's right or interest in, the Collateral, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

         (b) Debtor shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

         (c) Debtor shall give prompt written notice to Secured Party (and in any event not later than 30 days following any change described below in this subsection) of: (i) any change in the location of Debtor's chief executive office or principal place of business, (ii) any change in the locations set forth in Schedule 1; (iii) any change in its name, (iv) any changes in, additions to or other modifications of its trade names and trade styles set forth in Schedule 1 or Schedule 2, and (v) any changes in its identity or

                                       5.

structure in any manner which might make any financing statement filed hereunder incorrect or misleading.

         (d) Debtor shall keep separate, accurate and complete books and records with respect to the Collateral, disclosing Secured Party's security interest hereunder.

         (e) Debtor shall not surrender or lose possession of (other than to Secured Party), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except in the ordinary course of business; PROVIDED that no such disposition or transfer of Collateral consisting of investment property or instruments shall be permitted while any Event of Default exists.

         (f) Debtor shall keep the Collateral free of all Liens except Permitted Liens.

         (g) Debtor shall pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it with respect to the Collateral prior to the date on which penalties attach thereto, except to the extent such taxes, fees, assessments or governmental charges or levies are being contested in good faith by appropriate proceedings.

         (h) Debtor shall maintain and preserve its corporate existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of the Collateral, except in connection with any transactions expressly permitted by the Documents.

         (i) Upon the request of Secured Party, Debtor shall (i) immediately deliver to Secured Party, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all documents and instruments, all certificated securities with respect to any investment property, all letters of credit and all accounts and other rights to payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) cause any securities intermediaries to show on their books that Secured Party is the entitlement holder with respect to any investment property, and/or obtain account control agreements in favor of Secured Party from such securities intermediaries, in form and substance satisfactory to Secured Party, with respect to any investment property, as requested by Secured Party, (iii) mark all documents and chattel paper with such legends as Secured Party shall reasonably specify, and (iv) obtain consents from any letter of credit issuers with respect to the assignment to Secured Party of any letter of credit proceeds.

         (j) Debtor shall at any reasonable time and from time to time permit Secured Party or any of its agents or representatives to visit the premises of Debtor and inspect the Collateral and to examine and make copies of and abstracts from the records and books of account of Debtor.

         (k) Debtor shall: (i) with such frequency as Secured Party may require, furnish to Secured Party such lists of customers and other information relating to the accounts and other rights to payment as Secured Party shall reasonably request; (ii) give only normal discounts, allowances and credits as to accounts


                                       6.

and other rights to payment, in the ordinary course of business, according to normal trade practices utilized by Debtor, and enforce all accounts and other rights to payment strictly in accordance with their terms, except that Debtor may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any account or other right to payment, in the ordinary course of business, according to normal and prudent trade practices utilized by Debtor; and (iii) upon the request of Secured Party (A) at any time, notify all or any designated portion of the account debtors and other obligors on the accounts and other rights to payment of the security interest hereunder, and (B) upon the occurrence and during the continuance of an Event of Default, notify the account debtors and other obligors on the accounts and other rights to payment or any designated portion thereof that payment shall be made directly to Secured Party or to such other Person or location as Secured Party shall specify.

         (l) Debtor shall (i) notify Secured Party of any material claim made or asserted against the Collateral by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or Secured Party's Lien thereon; (ii) furnish to Secured Party such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail; and (iii) upon reasonable request of Secured Party make such demands and requests for information and reports as Debtor is entitled to make in respect of the Collateral.

         (m) If and when Debtor shall obtain rights to any new patents, trademarks, service marks, trade names or copyrights, or otherwise acquire or become entitled to the benefit of, or apply for registration of, any of the foregoing, Debtor (i) shall promptly notify Secured Party thereof and (ii) hereby authorizes Secured Party to modify, amend, or supplement SCHEDULE 2 and from time to time to include any of the foregoing and make all necessary or appropriate filings with respect thereto.

         (n) Debtor shall not enter into any agreement (including any license or royalty agreement) pertaining to any of its patents, copyrights, trademarks, service marks and trade names, except for non-exclusive licenses in the ordinary course of business.

         (o) Debtor  shall  give  Secured   Party   immediate   notice  of   the
establishment of any new deposit account and any new securities account with respect to any investment property.

         SECTION 6 COLLECTION OF ACCOUNTS. Until Secured Party exercises its rights hereunder to collect the accounts and other rights to payment, Debtor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the accounts and other rights to payment. At the request of Secured Party, upon the occurrence and during the continuance of any Event of Default, all remittances received by Debtor shall be held in trust for Secured Party and, in accordance with Secured Party's instructions, remitted to Secured Party or deposited to an account of Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer.) At the request of Secured Party, upon and after the occurrence of any Event of Default, Secured Party shall be entitled to receive all distributions

                                       7.

and payments of any nature with respect to any investment property or instruments, and all such distributions or payments received by the Debtor shall be held in trust for Secured Party and, in accordance with Secured Party's instructions, remitted to Secured Party or deposited to an account with Secured Party in the form received (with any necessary endorsements or instruments of assignment or transfer.) Following the occurrence of an Event of Default any such distributions and payments with respect to any investment property held in any securities account shall be held and retained in such securities account, in each case as part of the Collateral hereunder. Additionally, Secured Party shall have the right, upon the occurrence of an Event of Default, following prior written notice to the Debtor, to vote and to give consents, ratifications and waivers with respect to any investment property and instruments, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto, as if Secured Party were the absolute owner thereof; PROVIDED that Secured Party shall have no duty to exercise any of the foregoing rights afforded to it and shall not be responsible to the Debtor or any other Person for any failure to do so or delay in doing so.

         SECTION 7 AUTHORIZATION; SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Secured Party shall have the right to, in the name of Debtor, or in the name of Secured Party or otherwise, upon notice to but without the requirement of assent by Debtor, and Debtor hereby constitutes and appoints Secured Party (and any of Secured Party's officers, employees or agents designated by Secured Party) as Debtor's true and lawful attorney-in-fact, with full power and authority to: (i) sign any of the financing statements and other documents and instruments which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Collateral (including any notices to or agreements with any securities intermediary); (ii) assert, adjust, sue for, compromise or release any claims under any policies of insurance; and (iii) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Debtor, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party's security interest therein and to accomplish the purposes of this Agreement. Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Secured Party, pursuant to clauses (ii) and (iii). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Debtor hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

         SECTION 8 EVENTS OF DEFAULT. Any of the following events which shall occur and be continuing shall constitute an "Event of Default":

         (a) Debtor shall fail to pay when due any amount payable hereunder or under the Reimbursement Agreement or any other Document or in respect of the Obligations or an "Event of Default" shall occur under the Loan Agreement.

         (b) Any representation or warranty by Debtor under or in connection with this Agreement any other Document shall prove to have been incorrect in any material respect when made or deemed made.


                                       8.

         (c) Debtor shall fail to perform or observe in any material respect any other term, covenant or agreement contained in this Agreement, the Reimbursement Agreement or any other Document on its part to be performed or observed and any such failure shall remain unremedied for a period of 5 days from the occurrence thereof.

         (d) Any material impairment in the value of the Collateral or the priority of Secured Party's Lien hereunder.

         (e) Any levy upon, seizure or attachment of any of the Collateral.

         (h) Any Event of Default shall occur under the Bank Credit Agreement.

         SECTION 9  REMEDIES.

         (a) Upon the occurrence and continuance of any Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement, the Reimbursement Agreement or any other Document, all rights and remedies of a secured party under the UCC and other applicable laws.

         (b) For the purpose of enabling Secured Party to exercise its rights and remedies under this Section 9 or otherwise in connection with this Agreement, Debtor hereby grants to Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Debtor) to use, license or sublicense any intellectual property Collateral.

         (c) The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied FIRST, to the payment of the reasonable costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to Secured Party pursuant to Section 13 hereof; and SECOND, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be promptly paid over to Debtor or otherwise disposed of in accordance with the UCC or other applicable law. Debtor shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Collateral.

         SECTION 10 CERTAIN WAIVERS. Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations; (ii) any right to require Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in Secured Party's power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and
(iii) all claims, damages, and demands against Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.


                                       9.

         SECTION 11 NOTICES. All notices or other communications hereunder shall be in writing (including by facsimile transmission) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses or facsimile numbers set forth below their names on the signature pages hereof, or at or to such other address or facsimile number as shall be designated by any party in a written notice to the other parties hereto. All such notices and other communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five business days after deposit in the mail, first class [(or air mail, with respect to communications to be sent to or from the United States)]; and (iii) if sent by facsimile transmission, when sent.

         SECTION 12 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

         SECTION 13  COSTS AND EXPENSES.

         (a) Subject to the terms of any other written fee agreement between Debtor and Secured Party or Guarantor, Debtor agrees to pay on demand:

         (i) [Intentionally omitted];

         (ii) all audit, consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by Secured Party in connection with this Agreement or the Collateral; and

         (iii) all costs and expenses of Secured Party, and the fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement and the Reimbursement Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral.

         (b) Any amounts payable to Secured Party under this Section 13 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate specified in the Loan Agreement.

         SECTION 14 BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, Secured Party and their respective successors and assigns.

         SECTION 15 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law and to the extent the validity or

                                      10.

perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than New York.

         SECTION 16 ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

         SECTION 17 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

         SECTION 18 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 19 TERMINATION. Upon payment and performance in full of all Obligations, this Agreement shall terminate and Secured Party shall promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all security interests given by Debtor to Secured Party hereunder; PROVIDED, HOWEVER, that the obligations of Debtor under Section 13 hereof shall survive such termination.


                                       11.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                             NORTH AMERICAN VACCINE, INC.


                                             By: /s/ Lawrence J. Hineline
                                                 -------------------------------
                                                 Title: Vice President Finance

                                             10150 Old Columbia Road

                                             Columbia, Maryland  21046

                                             -----------------------------------


                                             Attn: Vice President

                                             Fax:  (410) 309-4077



                                             [*]

---------------

*  Confidential treatment requested.

                                   SCHEDULE 1
                            to the Security Agreement


1. LOCATIONS OF CHIEF EXECUTIVE OFFICE AND OTHER LOCATIONS, INCLUDING OF COLLATERAL

    a. Chief Executive Office and Principal Place of Business:

    North American Vaccine, Inc.
    10150 Old Columbia Road
    Columbia, Maryland 21046

    b. Other locations where Debtor conducts business or any Collateral is kept:

    North American Vaccine, Inc.
    9000 Virginia Manor Road
    Suite 290
    Beltsville, Maryland 20705

    North American Vaccine, Inc.
    12140 Indian Creek Court
    Beltsville, Maryland 20705

    AMVAX, Inc.
    12040 Indian Creek Court
    Beltsville, Maryland  20705

    American Vaccine Corporation
    1105 North Market Street, Suite 940
    Wilmington, Delaware 19801

2.  TRADE NAMES AND TRADE STYLES; OTHER CORPORATE, TRADE OR FICTITIOUS NAMES,
    ETC.

    See Schedule B attached hereto.





                                      S-1.

                                   SCHEDULE 2
                            to the Security Agreement



1. PATENTS AND PATENT APPLICATIONS.


         See Schedule A attached hereto.



2. COPYRIGHTS (REGISTERED AND UNREGISTERED) AND COPYRIGHT APPLICATIONS.


         None.



3. TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND TRADEMARK, SERVICE MARK AND TRADE NAME APPLICATIONS.



         See Schedule B attached hereto.


------------------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE A
------------------------------------------------------------------------------------------------------------------------------------
                                                 PATENTS AND PATENT APPLICATIONS OF ASSIGNOR
------------------------------------------------------------------------------------------------------------------------------------
ISSUED U.S. PATENTS
------------------------------------------------------------------------------------------------------------------------------------
Method for the High Level         Blake, et al.      NVX                08/798,760           February 11, 1997     Notice of
Expression, Purification and                         (co-exclusive      (Notice of Allowance                       Allowance issued
Refolding of the Outer Membrane                      license with PMC)  issued Jan. 1999)                          January 1999
Group B Porin Proteins                                                                                             (fee paid April
                                                                                                                   1999)
------------------------------------------------------------------------------------------------------------------------------------
Method for the High Level         Blake, et al.      NVX & Rockefeller  5,439,808            August 8, 1995        Patent
Expression, Purification and                         University
Refolding of the Outer Membrane                      (co-exclusive
Group B Porin Proteins from                          license with PMC)
Neisseria Meningitidis
------------------------------------------------------------------------------------------------------------------------------------
Method for the High Level         Blake, et al.      NVX                5,747,287            May 5, 1998           Patent
Expression, Purification and                         (co-exclusive
Refolding of the Outer Membrane                      license with PMC)
Group B Porin Proteins from
Neisseria Meningitidis
------------------------------------------------------------------------------------------------------------------------------------
Group A Streptococcal             Blake et al.       NVX & Rockefeller  5,866,135            February 2, 1999      Patent
Polysaccharide Immunogenic                           University
Compositions and Methods
------------------------------------------------------------------------------------------------------------------------------------
Method for the High Level         Blake, et al.      NVX                5,879,686            March 9, 1999         Patent
Expression, Purification and                         (co-exclusive
Refolding of the Outer Membrane                      license with PMC)
Group B Porin Proteins from
Neisseria Meningitidis
------------------------------------------------------------------------------------------------------------------------------------
U.S. PATENT APPLICATIONS
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Tai, et al.        NVX                08/096,181           July 23, 1993         Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Tai, et al.        NVX                08/449,358           May 24, 1995          Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon, et.al.     NVX                08/481,883           June 7, 1995          Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon, D'Ambra    NVX                08/753,242           November 22, 1996     Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Tai, Blake         NVX                08/923,992           September 5, 1997     Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon, et.al.     NVX                09/025,225           February 18, 1998     Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Blake, et al.      NVX                09/118/180           July 17, 1998         Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Minetti, et al.    NVX                09/120,044           July 21,1998          Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Blake et al.       NVX & Rockefeller  09/207,188           December 8, 1998      Application
                                  University
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon, Blake      NVX                09/221,620           December 23, 1998     Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Long-Rowe, Blake   NVX                09/399,220           September 17, 1999    Application
------------------------------------------------------------------------------------------------------------------------------------
[*]                               Michon et al.      NVX                09/376,911           August 18, 1999       Application
------------------------------------------------------------------------------------------------------------------------------------

*        Confidential treatment requested.


---------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE B
---------------------------------------------------------------------------------------------------------------------------
                                                         U.S. TRADEMARKS OF ASSIGNOR
---------------------------------------------------------------------------------------------------------------------------
MARK                               STATUS              APPL NO./     APPL./REGIS. DATE        OWNER OF RECORD
                                                       REGIS. NO.
---------------------------------------------------------------------------------------------------------------------------
     REGISTERED U.S. TRADEMARKS
---------------------------------------------------------------------------------------------------------------------------
Globe Design                       Registered          1,932,111     October 31, 1995         North American Vaccine, Inc.
---------------------------------------------------------------------------------------------------------------------------
AMVAX                              Registered          1,967,632     April 16, 1996           North American Vaccine, Inc.
---------------------------------------------------------------------------------------------------------------------------
TRINAVACEL                         Registered          2,101,121     September 30, 1997       American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
TRIVAX                             Registered          2,118,360     December 2, 1997         American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
NAVA                               Registered          2,267,812     August 3, 1999           American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
     PENDING U.S. TRADEMARK APPLICATIONS
---------------------------------------------------------------------------------------------------------------------------
THE IMPORTANCE OF OUR WORK         Pending             75/190,826    October 29, 1996         American Vaccine Corporation
GROWS BIGGER EVERY DAY
---------------------------------------------------------------------------------------------------------------------------
NEISVAC-C                          Pending             Not Avail.    August 26, 1999          American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
NEISIVA                            Pending             Not Avail.    August 26, 1999          American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------
MENCIVA                            Pending             Not Avail.    August 26, 1999          American Vaccine Corporation
---------------------------------------------------------------------------------------------------------------------------

                                      B-2